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                                                                    EXHIBIT 23.3

                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 2000.


Dated: February 18, 2000


                                          /s/ Edward Pieniazek
                                          -------------------------------------
                                          Signed on behalf of Airclaims Limited
                                          Name: Edward Pieniazek
                                          Title: Director